                                                                    EXHIBIT 10.8



                             RICHEMONT FINANCE S.A.
                           35 Boulevard Prince Henri
                                L1724 Luxembourg


                                        As of March 24, 2000

Congress Financial Corporation,
1133 Avenue of the Americas
New York, New York  10036

          Re: Unsecured Line of Credit in the Maximum Amount of $10,000,000

Ladies and Gentlemen:

          Congress Financial Corporation ("Lender") has entered into financing arrangements with Hanover Direct Pennsylvania, Inc., Brawn of California, Inc., Gump's By Mail, Inc., Gump's Corp., LWI Holdings, Inc., Hanover Direct Virginia Inc., Hanover Realty, Inc., Tweeds, LLC, Silhouettes, LLC, Hanover Company Store, LLC, Domestications, LLC, The Company Store Factory, Inc., The Company Office, Inc. and Keystone Internet Services, Inc. (each individually, a "Borrower" and collectively, "Borrowers") pursuant to which Lender may make loans and provide other financial accommodations to Borrowers in accordance with the terms and conditions of the Loan and Security Agreement, dated November 14, 1995, by and among Lender, Borrowers and Hanover Direct, Inc. ("Hanover") and certain of Hanover's other subsidiaries (collectively, together with Hanover, "Guarantors"), as amended through the Fifteenth Amendment to Loan and Security Agreement (the "Fifteenth Agreement to Loan Agreement"), dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). All capitalized terms used herein. unless otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

         In order to induce Lender to enter into the Fifteenth Amendment to Loan Agreement and the other Financing Agreements related thereto and in consideration of the Loans and Letter of Credit Accommodations to be provided by Lender to Borrowers pursuant thereto, the parties hereto agree as follows:

         1.      Excess Availability Covenant Payments.

                 (a) If at any time Excess Loan Availability, as determined by Lender, is less than $3,000,000 under the Loan Agreement, upon receipt of notice from Lender as provided in
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Section 1(b) hereof, Richemont hereby agrees for the account of Borrowers to pay
Lender in immediately available funds amounts requested by Lender in writing, as to which the Lender certifies to Richemont as being the amount necessary to repay the Obligations in an amount sufficient in Lender's discretion so that Excess Loan Availability shall, after application of such payments, be $3,000,000; provided, that, Richemont shall not be required to make any such payments that would result in the total outstanding amount of principal under the Richemont $10,000,000 Credit Agreements to exceed the maximum credit availability then in effect as set forth in the Richemont $10,000,000 Credit Agreements and the Richemont $10,000,000 Subordination Agreement. Lender agrees upon the written request of Borrowers to provide, at Borrower's sole cost and expense, a copy to Borrowers of each notice so provided to Richemont, but the failure of the Lender to so provide such copy to Borrowers shall not relieve Richemont of its obligations to make payments to Lender hereunder.

                 (b) All amounts payable by Richemont to Lender hereunder shall be paid within one (1) Banking Day after Lender gives telephonic notice (during business hours, Luxembourg time) and sends written notice via telecopier to Richemont. Such amounts shall be sent by wire transfer, in immediately available funds only to the following account, or such other account as Lender may direct in writing from time to time (the "Payment Account") :

                              Chase Manhattan Bank, N.A.
                              4 New York Plaza
                              New York, New York,
                              ABA No. 021-000-021

                              For credit to Congress Financial Corporation
                              Account No. 322-001-293
                              Re: Subsidiaries of Hanover Direct, Inc.

For purposes of this letter agreement, the term "Banking Day" shall mean any day, other than Saturday or Sunday, when Lender and commercial banks are open in New York, New York and Europe.

                 (c) All such loans and any other obligations, liabilities and indebtedness of any Borrowers or Guarantors to Richemont under the Richemont $10,000,000 Credit Agreements shall be subordinated to the right of payment of Lender to receive the prior indefeasible payment in full of all Obligations in accordance with the Subordination Agreement, dated as of the date hereof, between Lender and Richemont (the "Richemont $10,000,000 Subordination Agreement").

                 (d) All payments by Richemont hereunder shall be made directly by Richemont to the Payment Account on behalf of Borrowers for the benefit of Lender and shall be applied by Lender to the Obligations in accordance with the Loan Agreement and the other Financing Agreements. All payments by Richemont hereunder shall be reimbursement obligations of Borrowers to Richemont under the Richemont $10,000,000 Credit Agreements subject to the terms and conditions


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
of the Richemont $10,000,000 Subordination Agreement. The obligations of Richemont hereunder to make payments are absolute and shall be made to Lender in accordance with the terms hereof from time to time, including, without limitation, at any time any Borrower is a debtor or debtor-in-possession in any case under the U.S. Bankruptcy Code or any similar proceeding under any state insolvency law.

                 (e) Notwithstanding anything to the contrary contained in the Richemont $10,000,000 Credit Agreements, the obligations of Richemont to make the payments hereunder to Lender shall be continuing from the date hereof through and including the earlier of (i) the indefeasible payment in full of all Obligations owed to Lender or termination of the Financing Agreements in accordance with the terms thereof and (ii) the reduction of the maximum credit in respect of the Richemont $10,000,000 Credit Agreements to zero ($-0-) solely by reason of the reductions in such maximum credit availability in connection with cash equity contributions or with conversions by Richemont to the extent permitted by the Richemont $10,000,000 Subordination Agreement.

         2.      Subordination; Permitted Payments; Reductions in Credit Limit.

                 (a) The Indebtedness of Borrowers arising in connection with the subordinated loans by Richemont to Borrowers pursuant to the terms hereof, and the Richemont $10,000,000 Credit Agreements shall be subject to, and subordinate in right of payment to, the final payment and satisfaction in full of all of the Obligations as set forth in the Richemont $10,000,000 Subordination Agreement. Borrowers may make payments in respect of such Indebtedness to the extent provided in the Richemont $10,000,000 Subordination Agreement.

                 (b) The maximum credit availability under the Richemont $10,000,000 Credit Agreements may be permanently reduced in the amount equal to the net cash proceeds solely by reason of cash equity contributions or purchases and the amount of conversions by Richemont to the extent provided in the Richemont $10,000,000 Subordination Agreement.

                 (c) In the event that principal amounts outstanding under the Richemont $10,000,000 Credit Agreements are repaid by Borrowers to Richemont as permitted by Section 2.2(a) of the Richemont $10,000,000 Subordination Agreement, then the amount of the loans available for request by Lender hereunder shall be reinstated and be available to be paid to Lender in accordance with terms and conditions hereof, but subject to the then credit availability under the Richemont $10,000,000 Credit Agreements.

                 (d) In addition to all payments required to be made pursuant hereto, Borrowers hereby irrevocably authorize and direct that all amounts otherwise made available under the Richemont $10,000,000 Credit Agreements be remitted by Richemont directly to the Payment Account for application to the Obligations by Lender arising in connection with the Loan Agreement and the other Financing Agreements.




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         3.      Subrogation.  Richemont hereby irrevocably and unconditionally waives all statutory, contractual, common law, equitable and other claims against Borrowers, or any of the Collateral for subrogation, reimbursement, exoneration, contribution, indemnification or other recourse in respect of sums paid or payable to Lender by Richemont hereunder until all of the Obligations are paid and satisfied in full. When all Obligations shall have been indefeasibly paid in full and discharged and all the Financing Agreements have been terminated, Richemont shall, to the extent permitted by law, be subrogated to the rights of Lender to receive payments in respect of the obligations under the Richemont $10,000,000 Credit Agreements.

         4. Waivers and Consents. Notice of acceptance hereof, the making of Loans and providing Letter of Credit Accommodations to, and the incurring of any expenses by or in respect of, Borrowers and Richemont by Lender, and all other notices to which Richemont and Borrowers are or may be entitled are hereby waived (other than notices to be provided to Richemont by Lender under Sections 1 and 11 hereof). Richemont waives notice of, and hereby consents to (a) subject to the provision of the Richemont $10,000,000 Subordination Agreement, any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Obligations or to the Loan Agreement or any of the other Financing Agreements or any Collateral, (b) the taking, exchange, surrender and releasing of Collateral or guarantees now or at any time held by or available to Lender for the Obligations or any other person at any time liable for or in respect of the Obligations, (c) the exercise of, or refraining from the exercise of any rights against Borrowers, Richemont or any other obligor or any Collateral, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Lender, and/or (e) any Obligations incurred, or grant of a security interest to secure Obligations, under Section 364 of the U.S. Bankruptcy Code to Borrowers, as debtor-in-possession. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of Richemont hereunder. All of the Obligations shall be deemed to have been made or incurred in reliance upon this letter agreement.

         5. Insolvency. This letter agreement shall be applicable both before and after the filing of any petition by or against any Borrower under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to any Borrower shall be deemed to apply to a trustee for any Borrower and any Borrower as a debtor-in-possession. The rights of Lender and the obligations of Richemont hereunder shall continue after any filing in respect of any such proceeding on the same basis as before the date of the petition of such proceeding.

         6. Account Stated. The books and records of Lender showing the account between Lender and Borrowers shall be admissible in evidence in any action or proceeding against or involving Richemont as prima facie proof of the items therein set forth, and the monthly statements of Lender rendered to Borrowers, to the extent to which no written objection is made within thirty
(30) days from the date of sending thereof to Borrowers, shall be deemed conclusively correct, absent manifest error, and constitute an account stated between Lender and Borrowers and be binding on Richemont.




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         7.      Governing Law; Choice of Forum; Service of Process; Jury Trial
Waiver.

                 (a) The validity, interpretation and enforcement of this letter agreement and any dispute arising out of the relationship between Richemont and Lender, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

                 (b) The parties hereto hereby irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this letter agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Richemont, Borrowers and Lender in respect of this letter agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Richemont or Borrowers and Lender or the conduct of any such persons in connection with this letter agreement, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Richemont or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on any collateral at any time granted by Borrowers or Richemont to Lender or to otherwise enforce its rights against Richemont or its property).

                 (c) Richemont hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Richemont in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Richemont shall appear in answer to such process, failing which Richemont shall be deemed in default and judgment may be entered by Lender against Richemont for the amount of the claim and other relief requested.

                 (d) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS LETTER AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF RICHEMONT, BORROWERS AND LENDER IN RESPECT OF THIS LETTER AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH OF THE PARTIES HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT RICHEMONT




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
OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                 (e) Lender shall not have any liability to Richemont (whether in tort, contract, equity or otherwise) for losses suffered by Richemont in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this letter agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

         8. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender and to Richemont at their respective addresses set forth on Schedule A hereto as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, two (2) Banking Days after sending; and if by certified mail, return receipt requested, seven (7) Banking Days after mailing.


         9. Partial Invalidity. If any provision of this letter agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this letter agreement as a whole, but this letter agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         10. Entire Agreement. This letter agreement represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

         11. Successors and Assigns. This letter agreement may not be assigned by Richemont without the prior written consent of Lender, which consent Lender shall not unreasonably withhold in its good faith judgment, and shall be binding upon Richemont and its successors and assigns and shall inure to the benefit of Lender and its successors, endorsees, transferees and assigns.
Lender may only transfer and assign its rights hereunder in connection with an assignment of its interests under, and in accordance with, the Loan Agreement so long as in the event of the transfer or assignment of such interests to more than one person, all of such transferees and assignees shall have appointed a single agent to be responsible for the administration of the arrangement of such transferees or assignees with Richemont hereunder. Nothing contained herein shall be construed to limit or affect the right of Lender to sell any participations in the financing arrangements of Lender with Borrowers. In the event of any such assignment, the Lender shall provide to Richemont a copy of the assignment agreement, together




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
with evidence of the duly authorized signatories of such assignee who are authorized to provide the notices to be given to Richemont under Section 1 hereof. The liquidation, dissolution or termination of Richemont shall not terminate this letter agreement as to such entity or as to Richemont.

         12. Construction. All references to the term "Richemont" wherever used herein shall mean Richemont and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Richemont or any of its assets or Richemont in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Lender" wherever used herein shall mean Lender and its successors and assigns and all references to the term "Borrowers" wherever used herein shall mean Borrowers and their respective successors and assigns (including, without limitation, any receiver, trustee or custodian for any Borrower or any of its assets or any Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





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         13.     Counterparts.  This letter agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Making proof of this agreement shall not be necessary to produce or to account for more than one counterpart thereof signed by each of the parties hereto.


                                            Very truly yours,

                                            RICHEMONT FINANCE, S.A.

                                            By: /s/ Jan P. du Plessis
                                               -------------------------------

                                            Title: Director
                                                  ----------------------------

                                            By: /s/ Alan Grieve
                                               -------------------------------

                                            Title: Director
                                                  ----------------------------


AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ Janet Last
   ---------------------------

Title: Vice President
       -----------------------

ACKNOWLEDGED AND AGREED

HANOVER DIRECT PENNSYLVANIA, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------


BRAWN OF CALIFORNIA, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------


GUMP'S BY MAIL, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: PRES
       -----------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]





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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GUMP'S CORP.

By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------

LWI HOLDINGS, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------

HANOVER DIRECT VIRGINIA INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: PRES
       -----------------------

TWEEDS, LLC



By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------

SILHOUETTES, LLC



By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------

HANOVER COMPANY STORE, LLC

By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------

DOMESTICATIONS, LLC

By: /s/ Brian C. Harriss
   ---------------------------

Title: PRES
       -----------------------



                       [SIGNATURES CONTINUE ON NEXT PAGE]




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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER REALTY, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: PRES
       -----------------------

THE COMPANY STORE FACTORY, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------

THE COMPANY OFFICE, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: VP
       -----------------------

KEYSTONE INTERNET SERVICES, INC.

By: /s/ Brian C. Harriss
   ---------------------------

Title: PRES
       -----------------------





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                                   SCHEDULE A
                                       TO
                      RICHEMONT $10,000,000 CALL AGREEMENT





To Lender:                       Congress Financial Corporation
                                 1133 Avenue of the Americas
                                 New York, New York 10036
                                 Attention:  Mr. Laurence S. Forte
                                 Telecopier: 212-545-4283
                                 Telephone: 212-545-4280


To Richemont:                    Richemont Finance S.A.
                                 35 Boulevard Prince Henri
                                 L 1724 Luxembourg
                                 Attention:  General Manager
                                 Telecopier: 011-352-22-4219
                                 Telephone: 011-352-22-4210



         with copies to:         Richemont Finance S.A.
                                 Rigistrasse 2
                                 Zug 6300
                                 Switzerland
                                 Attention:  Mr. J. Alan Grieve
                                 Fax: 011-4141-711-7138
                                 Phone: 011-4141-710-3322

                                          and

                                 Robert P. Wessely, Esq.
                                 Dorsey & Whitney
                                 250 Park Avenue
                                 New York, New York 10036
                                 Telecopier: 212-953-7201
                                 Telephone: 212-415-9200





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